Exhibit 99.3

       (Text of graph posted to Ashland Inc.'s website concerning Ashland
                      Distribution Company's gross profit)

                 ADC Gross Profit (%) - 3 Month Rolling Average

                                  2000        2001        2002         2003
                                  ----        ----        ----         ----

              January             15.4        16.1        17.2         15.9
              February            15.4        16.3        16.6         15.5
              March               15.3        16.4        16.1         15.0
              April               15.1        16.2        15.8         14.9
              May                 15.1        15.6        15.7         15.0
              June                15.0        15.5        15.7         15.1
              July                15.0        15.6        15.7         15.3
              August              15.1        15.9        15.7         15.4
              September           15.4        16.1        16.0
              October             15.3        16.2        15.7
              November            15.6        16.7        15.9
              December            15.6        16.9        15.9


                 ADC Gross Profit (%) - 12 Month Rolling Average

                                 2000         2001        2002        2003
                                 ----         ----        ----        ----

              January            15.8         15.4        16.2        15.8
              February           15.7         15.5        16.1        15.7
              March              15.6         15.5        16.1        15.6
              April              15.5         15.6        16.1        15.5
              May                15.5         15.6        16.2        15.5
              June               15.4         15.7        16.2        15.5
              July               15.3         15.8        16.2        15.4
              August             15.2         15.8        16.2        15.4
              September          15.2         15.9        16.1
              October            15.2         16.0        16.1
              November           15.3         16.1        16.0
              December           15.3         16.2        15.9